UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Chiron Capital Allocation Fund

Chiron SMid Opportunities Fund

Annual Report	October 31, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 877-924-4766.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-924-4766. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Chiron Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

TABLE OF CONTENTS

Management Discussion	2

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

MANAGEMENT DISCUSSION

The events of 2019 were a good reminder to our investment team at Chiron to not lose sight of the forest through the trees when making investment decisions. Last year we wrote about the prevalence of storytelling in the market and the decoupling of Emerging Markets and Developed Markets. The market’s story for 2019 revolved around liquidity and fundamentals. Investors focused on collapsing yields and higher asset prices supported by an influx of central bank liquidity. Fundamental analysis of the underlying global economy, sectors, and companies within those economies gave little insight into the movement of asset prices. This year was truly a time in which psychologist Philip Tetlock would have suggested to act like a hedgehog instead of a fox and focus on “one really big thing,” and that “one really big thing” was to focus on liquidity instead of the nuances of the fundamentals.

2019 saw an extraordinary pivot by the US Federal Reserve and the other global central banks. As we exited 2018, the Federal Reserve had just hiked interest rates by 25 basis points in December. By the end of January, the Federal Reserve and Chairman Jerome Powell had “pivoted” to a neutral stance. By February, the Fed indicated that they would be open to cutting interest rates. This change was a radical departure from the Fed’s rhetoric in 2018 about the strength and resiliency of the US economic expansion. By early in the first quarter, it was evident that US economic growth was slowing and likely to slow further as the year went on. Non-US growth was already rapidly slowing in places like Europe and China. By July of 2019, the Federal Reserve cut interest rates for the first time since the Financial Crisis and would go on to cut two more times throughout 2019. Then, in August of 2019, the Federal Reserve indicated that it would again expand its balance sheet to ensure sufficient banking reserves in the system, given liquidity issues that were beginning to percolate in the US overnight and repo markets. While the Fed was quick to say that this was not “QE 4” or another resumption of quantitative easing, the market took the signal to be exactly that, an expansion of the Federal Reserve balance sheet and an increase in banking reserves. This course of action was a significant departure from the shrinking of the balance sheet that occurred throughout 2017 and 2018. This resumption of interest rate cuts and balance sheet expansion led to a collapse of interest rates globally. US 10-year yield fell from 3.24% in November of 2018 to a low of 1.46% in early September of 2019. The yield curve flattened tremendously throughout the year and then inverted, causing many pundits to sound alarms as an early recession warning. Global stocks led by the US, however, continued to power higher all year even as earnings expectations were declining. This year was a classic period of multiple expansion as the market “looked through” sub-par earnings outcomes to look forward to a better global environment in 2020. The prevailing narrative for the market in 2019 was that the Fed had the “market’s back” or the “Fed put” was alive, combined with President Trump who also “had the market’s back” and would not do anything that would jeopardize his re-election in 2020. This narrative became the driver of asset prices globally and style selection that drove alpha in 2019. We will take a moment to examine how the market ultimately viewed these events and what styles benefited from these events.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

Given the surge in liquidity and falling yields, investors followed a remarkably consistent playbook. First, all things sensitive to yields (falling yields) did well, including domestic stocks and credit, as well as gold and long duration interest rate instruments denominated in US dollars; most major asset classes did well, with some parts of commodities (most notably Energy equities) an exception. Investors were also keen to focus on companies and sectors that had defensive characteristics given the slower economic environment as well as companies and sectors that could outgrow an anemic economic backdrop. The style of growth was once again dominant in both US capital markets as well as international capital markets. At Chiron, we like to make a considerable distinction between growth stocks. Defensive stocks are often classified as growth as they tend to grow through economic slowdowns. Note that their popularity increases as economic prospects dim. The other side of growth is companies with truly impressive growth prospects. These tend to be innovators or category killers that grow revenues at multiples of GDP growth. Both flavors of growth were on display in 2019 as both defensive growth and high growth outperformed the market and trounced more value-oriented issues. This market behavior is a phenomenon that has become unique to this cycle as low interest rates have provided investors with leeway to pay a higher multiple for those issues with exceptional growth rates. As interest rates fall, the cost of capital also falls which can allow the Equity Risk Premium to also fall. Over the course of the summer, we saw the high growers outperform markedly as interest rates fell. Wall Street’s investment banking apparatus got heavily involved in the game by taking public companies like Uber, Lyft, Crowdstrike, and their attempts to bring companies like Endeavour and WeWork to the public were bold attempts to exploit this trend of fast revenue growers. Sanity returned to the IPO market with WeWork’s explicit failure and complete re-valuation, but the behavior was apparent acceptance of growth at any price or cost.

In what would seem like a contrast with equity prices higher, long-duration sovereign bonds, Gold bullion and most credit instruments performed well. Again, liquidity ruled the day looking back on 2019, and the key for investors was to “stay invested.” The dollar was also a standout versus major currencies as investors flocked for the higher US growth rates and the innovative companies that were driving the market higher.

The frustration for many active managers in 2019 was that the fundamental outlook deteriorated on every metric sans one, the US unemployment rate. We saw a new low in unemployment in 2019. However, we saw little in the way of overall wage acceleration despite all the new hires. This backdrop set up a bit of a goldilocks view in which growth was good enough to keep people employed and add workers to the workforce, but not good enough that the Federal Reserve wouldn’t be accommodative. Globally, the outlook was even worse, led by Asia and China specifically. China’s growth slowed all year driven by the combination of their domestic leverage issues and trade uncertainty given the US Administration’s use of tariffs to try to induce China into signing a revised trade framework with the US. Ultimately this weakness showed up on US shores, and the Administration went into a deal mode to get ahead of any further slowdown in global growth. By the end of the year, the market was fully expecting Phase 1 of a trade deal to

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

be signed. The narrative that won the day was “no way Trump blows up the economy on trade, he will cut a deal,” and by November, the market fully priced in that scenario.

The last topic we would touch on is active management in general. We have heard once again from shareholders questioning the very existence of active management given the strength in not only index returns, but the advantage of a 60/40 split of equities to bonds in asset allocation. Here we would lend a word of caution not to passive invest, there is an essential place for inexpensive beta in a client’s portfolio, but we would caution on passive investing at this point. We see incredible crowding in the stocks that populate the top of the indexes, especially in the US. These stocks primarily have one of two characteristics; they are either defensive like Procter & Gamble and Coca-Cola or technology shares like Microsoft and Apple. The crowding in these names has helped drive their performance. Crowding is usually good on the way in, but on the way out is problematic. Should there be any issues with yields, economic growth, or idiosyncratic company issues, these companies and passive investing could be more dangerous than usual. Our argument for not only ourselves but for active management in general is some diversification away from what is at the top of these massive passive indexes. In years like 2019, that will feel less than satisfactory given the strong returns at the index level. Still, we do believe it is prudent to keep some highly active managers who provide diversification away from what has worked and what is currently very over-owned in client portfolios.

On that note, 2019 was once again a very disappointing year for the Chiron Capital Allocation Fund. Our quantamental approach to investing gave us excellent signals and processes, but we ultimately failed in the implementation. At Chiron, our Domain and Dispersion signals gave us plenty of insight into what was happening inside of global capital markets. Two persistent issues plagued the implementation of our indicators. First, our fundamental analysis suggested that corporate and consumer activity would slow globally. Second, our aversion to buying what we believed were expensive growth stocks led us away from a strong performing market segment. The Fund’s equity asset allocation was markedly below its Benchmark all year, and the Fund’s underexposure to US technology software and hardware were significant drags on the Fund’s performance relative to its Benchmark. Our position in gold/gold miners, as well as long-duration bonds, were correct but not enough to overcome the chronic underweights in growth stocks and overall equity weighting.

As we look forward, we are very excited about our strategy and process. After a sub-par 18-month period, we believe our flexibility and diversification are likely to be material assets in an environment that has now become crowded and more expensive. When we look forward, we think it is unlikely that the current climate of multiple expansion and deteriorating earnings will be prevalent in 2020. Either earnings will re-accelerate, which will lead to a broader group of stocks and bonds participating, or the multiple will decline and earnings do not re-accelerate. Either one of those scenarios is suitable for our strategy and will allow us to create a unique and uncorrelated portfolio that can seek to provide alpha, particularly against passive vehicles and static 60/40 asset allocations.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2019 (Unaudited)

Ryan Caldwell

CIO, Co-Founder

Chiron Investment

Management, LLC

Grant Sarris

Fundamental

Portfolio Manager

Brian Cho

Quantitative

Portfolio Manager

Chiron Capital Allocation Fund

How Did the Fund Perform?

As of October 31, 2019, the Fund generated a one-year return of 3.36%, underperforming its Benchmark return of 12.52% by 916 basis points. The Fund’s Benchmark is a blended benchmark, weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index (BBG). While we do measure the Fund against a blended Benchmark, we do not manage to it. Instead, the Fund’s flexible investment strategy allows us (within the prospectus guidelines) to follow our work around the world, allocating across asset classes, tilting toward different investing styles, and constructing equity and fixed income portfolios on a security by security basis when opportunities arise. 2019 was a disappointing year for the Fund, as its persistent underweight to equities and credit led to underperformance relative to the referenced Benchmark. Fund positioning was focused on capital preservation for the majority of 2019 which reduced volatility on a trailing 12-month basis but ultimately led to relative underperformance on an absolute basis.

What Factors Influenced Performance?

The Fund entered the fiscal year with a neutral allocation to equities and overweight Emerging Market equities, relative to its Benchmark. Our lack of positioning in Developed Market growth equities hindered the Fund for the 9 months of the year as did the underweight to low quality credit. Under allocation to equity was the largest detractor. The Fund’s lack of exposure to equity issues with strong top-line growth and high free cash flow margins, primarily in the Technology space, led to this under allocation in equities and Fund underperformance.

Fixed income was a more modest detractor from the Fund’s relative return. Our fixed income exposure was close to or above the 40% Benchmark weight for most of the fiscal year 2019. The Fund’s long-duration exposure helped performance relative to the referenced fixed income benchmark, however, this was more than offset by underexposure to corporate credit and lack of exposure to mortgages. Ultimately fixed income contributed positively to performance but fell short of the 40% fixed income benchmark.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2019 (Unaudited)

Scott Sullivan

Portfolio Manager

During the fiscal year, the Fund used a variety of derivative instruments and such instruments had an aggregate negative impact on Fund performance. The Fund regularly utilized equity total return swaps to short exposure to the equity asset class as a hedge on the long equity position of the Fund. Periodically, the Fund utilized single-name total return swaps to gain long exposure to a name in a market which was not yet operationally available for direct trading. The Fund also utilized long and short equity and volatility index futures and index options and fixed income futures to create exposures to various markets in a more cost-efficient way, as appropriate. In addition, currency forwards, commodity futures and currency options contracts were utilized throughout the period.

Portfolio Positioning

Over the past 12-months, the Fund’s net equity asset allocation decreased to 44.2% from 60.2% as of the prior fiscal year-end. The Fund’s fixed income asset allocation rose to 32.9% from 14.5%, and the Fund’s cash position stood at 6.3% compared to 5.4%.

As our quantamental investment process identified a more Neutral tilt, we decreased our allocation to net equities. Within the equity allocation, our work pointed toward growth stocks in Developed Markets and cyclical value issues in Non-US and Emerging Markets.

On a regional basis, the Fund’s allocation to Developed Markets (North America, Asia, Europe, United Kingdom) decreased to 36.0% from 39.6%, of net assets. Emerging Markets fell to 8.2% from 20.6% of net assets at October 31, 2018. On a sector basis and compared to prior period end, the Fund’s largest weightings were in the Financial sector (16.8% of equity assets, up from 14.7%), Consumer Discretionary (rose to 14.6% of equity assets from 12.8%) and Communication Services (12.9% of equity assets, up from 10.4%). The Fund’s Materials, Industrials, and Energy sector exposure, fell to 27.1% from 34.8%, reflecting lower exposure to Emerging Market deep value cyclicals than emerged from our work earlier in the Fund year.

In Fixed Income, we raised the Fund’s net fixed income allocation to 32.9% of total net assets from 14.5% as of the prior fiscal year-end, reducing our weighting in credit and increasing our government bond exposure to US government via long duration and short duration Treasury bonds and bills due to the tightness of credit spreads and overall context of our quantitative work. We maintained the Fund’s weighting in other fixed income instruments (outside of US Government bonds) to less than 1.5% of net assets.

The Fund ended the fiscal year with net equity allocation substantially below the Fund’s Benchmark at 44.2% net equities. The Fund’s fixed income allocation, excluding fixed income credit hedges, remains substantially in line with its Benchmark allocation, with the largest variance being credit/securitization weight versus the Benchmark. The Fund’s

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2019 (Unaudited)

equity sector overweight remain in Materials and Energy with Technology being the significant sector underweight.

Ryan Caldwell

CIO, Co-Founder

Chiron Investment Management, LLC

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. Bonds and bond funds will decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. In addition to the normal risks associated with investing, international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

© 2017-2018 Chiron Investment Management, LLC. All rights reserved.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By Any Federal

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2019 (Unaudited)

Grant Sarris

Fundamental

Portfolio Manager

Brian Cho

Quantitative

Portfolio Manager

Scott Sullivan

Portfolio Manager

Chiron SMid Opportunities Fund

Fund Performance

The Chiron SMid Opportunities Fund (Fund) generated a positive one-year return of 7.65%, compared to the MSCI ACWI SMID Cap Index (Benchmark) return of 10.24%. The Fund produced solid positive returns but underperformed its Benchmark as its overweight in cyclical and value holdings, particularly in Japan and Asia Emerging Markets, lagged. During the fund year, both risk assets and safe-haven assets rose despite a slowing global economy and ongoing geopolitical uncertainty as global monetary policy turned more accommodative. While markets produced positive returns, the underpinnings of the returns were anything but smooth. Corporate earnings did not grow globally, with small and midcaps having the most difficult time given slowing global growth and their inherent operating leverage. Thus, all the market appreciation was due to multiple expansion on the back of lower interest rates. Markets rallied sharply from the depths of December 2018 and proceeded to rotate market leadership violently among growth and momentum stocks, into defensives, and then briefly into value at the end of the fiscal year. When all was said and done, global small-mid cap stocks had underperformed large-cap stocks and value had meaningfully underperformed growth. The S&P 500 returned 12.02% versus a 3.38% gain for the Russell 2000 Index and the Russell 2000 Growth Index rose 5.61% versus 0.94% for the Russell 2000 Value Index. Through the year, the Fund increasingly tilted toward value, particularly outside the US, where valuation dispersion remains wide.

Key Sectors and Countries

The Fund’s most significant sector weights at year-end included Industrials at 18.7%, Information Technology at 11.5%, and Communication Services at 10.0%. Energy, Communication Services, and Industrials were the Fund’s heaviest sector over-weights relative to the Benchmark. Information Technology, Consumer Staples and Energy were the substantial contributors to the Fund’s return, more than offsetting declines in the Materials, Communication Services, and Financials sectors. Regionally, Developed Market stocks, led by the US, Netherlands, and the UK, were the most positive contributors to return, offsetting declines in Japan and some Asia-Emerging Markets (Korea and Indonesia).

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2019 (Unaudited)

The Fund’s allocation by Region at year-end was 35.4% in North America, 20.0% in Europe, 18.2% in Emerging Markets, and 15.3% in Asia, with 3.3% in the UK.

Our Process and Positioning

Our ‘quantamental’ investment approach uses fundamental judgment and the contextual guidance of our Domain and Dispersion models. We combine this top-down and sector view, with our bottom-up small-mid cap model and fundamental research efforts to select securities. The Domain Model in Developed Markets moved toward Neutral and Value readings, depending on the market, after spending most of the previous year with Growth readings. The Chiron Emerging Markets Domain Indicator stayed steady in Deep Value. Dispersion widened globally, with spreads widening to an attractive level, particularly in August. The Fund positioned even more toward valuation-sensitive, cyclical sectors outside the US as valuation returned as an integral factor in security selection. We believe we can find value across cyclical sectors, particularly outside North America. Compared to last year, the Fund’s regional allocation shifted to 35.4% in North America from 46.9%, while the Fund’s allocation to Europe rose to 20.0% up from 14.6%. The Fund continues to be overweight Japan and Emerging Markets, especially within Asia.

Outlook

The Fund remains positioned toward value, particularly outside the US, where Dispersion is wide. In our view, a sustainable rotation into cyclicals and value stocks requires three conditions: positive rate of change in fundamentals, steepness in the yield curve, and absolute cheap valuations. Some of these conditions exist in select regions and countries. We see absolute cheapness in Korea, Japan, and parts of Europe and the UK. We opportunistically added to holdings in those countries over the year. The rate of change in global economic data has been disappointing, particularly in manufacturing. There have been some short-term signs that economic activity may be bottoming in areas that have been affected most by trade issues, but meaningful improvement seems distant. As we exited the Fund’s fiscal year, the steeper yield curve relied a lot on what trade resolution means for a reacceleration of the global economy. The market, meanwhile, remains extremely willing to overpay for future cash flows given the low and negative global interest rates, which we think is worthy of a contrarian bet on value with high levels of current cash flow. Small and Mid-cap stocks are trading at multi-year valuation lows relative to large-cap stocks. This is not surprising given their cyclical nature and where we are in the global economic cycle. While an acceleration in global growth will be required for sustained outperformance in small and mid-cap stocks, the starting point in many sectors and countries is provocative relative to history. With patience, we believe investing in these opportunities will be rewarded.

Grant Sarris

Portfolio Manager

Chiron Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2019 (Unaudited)

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility and lower trading volume; international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

© 2017-2018 Chiron Investment Management, LLC. All rights reserved.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By Any Federal

Definition of Comparative Index

The MSCI ACWI (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The FTSE World Broad Investment-Grade Bond Index (WorldBIG) is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The inclusion of government, government-sponsored/supranational, collateralized, and corporate debt from a family of fixed income indices makes the WorldBIG a comprehensive representation of the global, investment-grade universe.

The MSCI ACWI (All Country World Index) SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Bloomberg Barclays U.S. Aggregate Bond Index

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2019
	One Year Return	Three Year Return	Annualized Inception to Date†
Class I	3.36%	4.81%	4.82%
60/40 Blend of MSCI ACWI (Net) and Bloomberg Barclays U.S. Aggregate Bond Index ††	12.52%	8.24%	7.25%
60/40 Blend of MSCI ACWI (Net) and FTSE WorldBIG	11.80%	8.07%	7.35%
MSCI ACWI (Net)	12.59%	11.33%	9.36%
FTSE WorldBIG	9.77%	2.92%	3.99%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.29%	3.70%

† The Chiron Capital Allocation Fund commenced operations on November 30, 2015.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019 (Unaudited)

††Effective May 30, 2019, the Fund’s blended benchmark changed from 60/40 blend of MSCI ACWI (Net) and FTSE WorldBIG to 60/40 blend of MSCI ACWI (Net) and Bloomberg Barclays U.S. Aggregate Bond Index.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2019 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Chiron SMid Opportunities Fund, Class I Shares, versus the MSCI ACWI SMid Cap (Net) Index

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2019
	One Year Return	Annualized Inception to Date†
Class I	7.65%	5.69%
MSCI ACWI SMid Cap (Net)	10.24%	3.57%

† The Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2019 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

ASSET WEIGHTINGS (Unaudited)

	% of Net Assets*	Fair Value
Common Stock	55.0%	$759,036,390
U.S. Treasury Obligations	37.0	510,501,668
Preferred Stock	1.3	17,658,542

Total Investments	93.3	1,287,196,600
Cash Pledged as Collateral for Futures, Forward Currency Contracts and Swap Contracts	0.6	7,992,180
Total Other Assets and Liabilities	6.1	85,067,264

Net Assets	100.0%	$1,380,256,044

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $1,380,256,044)
COMMON STOCK — 55.0%

	Shares	Fair Value
AUSTRALIA — 1.6%
BHP Group	400,713	$8,485,675
Newcrest Mining	642,125	13,854,928

		22,340,603

BRAZIL — 1.1%
BB Seguridade Participacoes	1,741,300	14,740,590

CANADA — 3.8%
Agnico Eagle Mines	259,184	15,932,040
Canadian Natural Resources	823,100	20,754,044
Franco-Nevada	164,310	15,933,141

		52,619,225

CHINA — 0.8%
Alibaba Group Holding ADR*	63,822	11,275,433

DENMARK — 1.0%
Novo Nordisk, Cl B	249,700	13,637,181

FRANCE — 2.9%
Danone	239,585	19,869,667
Faurecia	445,897	20,777,561

		40,647,228

GERMANY — 1.9%
Covestro(1)	163,827	7,865,932
Siemens	159,371	18,375,425

		26,241,357

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Fair Value
INDIA — 1.2%
HDFC Bank ADR	265,378	$16,211,942

INDONESIA — 1.0%
Bank Central Asia	3,365,800	7,541,099
Bank Mandiri Persero	14,293,000	7,153,119

		14,694,218

JAPAN — 1.8%
Komatsu	303,800	7,199,039
Showa Denko	359,100	10,225,322
T&D Holdings Inc	623,500	7,043,893

		24,468,254

PERU — 0.3%
Credicorp	19,374	4,146,811

RUSSIA — 2.6%
Lukoil PJSC ADR	189,583	17,434,053
Sberbank of Russia PJSC ADR	1,218,643	17,914,052

		35,348,105

SOUTH KOREA — 2.6%
Hana Financial Group	241,540	6,996,345
LG Electronics	118,840	6,833,466
Samsung Electronics	351,401	15,222,494
Samsung Life Insurance	115,320	6,997,801

		36,050,106

SWITZERLAND — 2.0%
Roche Holding	92,635	27,870,317

UNITED KINGDOM — 1.1%
Playtech PLC	3,067,654	15,604,706

UNITED STATES — 29.3%
Activision Blizzard	283,514	15,885,290
Ally Financial	452,816	13,869,754
Alphabet, Cl C*	12,600	15,877,386
Amgen	42,477	9,058,220
Citigroup	205,575	14,772,620
Comcast, Cl A	404,349	18,122,922
eBay	357,327	12,595,777
Electronic Arts*	129,291	12,463,653
Ford Motor	1,393,448	11,969,718
Gilead Sciences	456,136	29,060,425

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Fair Value
UNITED STATES — (continued)
Huntington Ingalls Industries	50,174	$11,322,265
Masco	339,552	15,704,280
Match Group	97,072	7,085,285
McKesson	89,600	11,916,800
Newmont Goldcorp	398,935	15,849,687
NIKE, Cl B	166,114	14,875,509
PayPal Holdings*	69,111	7,194,455
Philip Morris International	496,660	40,447,990
QUALCOMM	282,807	22,748,995
Schlumberger	827,756	27,059,343
Under Armour, Cl A*	691,265	14,274,622
Voya Financial	197,873	10,677,227
Walmart	181,225	21,250,444
Walt Disney	223,658	29,057,647

		403,140,314

TOTAL COMMON STOCK (Cost $730,174,385)		$759,036,390

U.S. TREASURY OBLIGATIONS — 37.0%

	Face Amount	Fair Value
U.S. Treasury Notes 3.125%, 11/15/28	$60,384,000	$67,712,636
2.750%, 11/30/20	86,660,100	87,709,500
2.625%, 12/31/23	120,481,000	127,959,888
2.500%, 12/31/20	117,493,000	118,740,066
2.375%, 05/15/29	75,400,000	79,950,508
1.625%, 08/15/29	28,600,000	28,429,070

TOTAL U.S. TREASURY OBLIGATIONS (Cost $492,347,025)		$510,501,668

PREFERRED STOCK — 1.3%

	Shares	Fair Value
GERMANY — 0.2%
Porsche Automobil Holding‡	38,326	$2,821,168

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

PREFERRED STOCK — continued

	Shares	Fair Value
UNITED STATES — 1.1%
Broadcom, 8.000%	13,700	$14,837,374

TOTAL PREFERRED STOCK (Cost $16,890,048)		$17,658,542

TOTAL INVESTMENTS — 93.3% (Cost $1,246,420,251)		$1,287,196,600

PURCHASED OPTIONS(2) — 0.1%

	Contracts	Fair Value
Total Purchased Options — 0.1% (Cost $3,694,042)	11,852,090	$1,712,287

WRITTEN OPTIONS(2) — (0.1)%
Total Written Options — (0.1)% (Cost $1,615,356)	(111,851,713)	$(980,112)

PURCHASED OPTIONS — 0.1%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Fair Value
Call Option

UNITED STATES — 0.0%
December 2019, EUR Call USD Put*	111,850,000	$ 662,158	$ 1.17	12/21/19	$ 44,627

Put Options

EUROPEAN CURRENCY UNION — 0.1%
February 2020 Puts on SX5E*	1,691	1,927,252	3,400.00	02/22/20	1,001,451

SOUTH KOREA — 0.0%
February 2020 Puts on KOSPI2*	377	459,059	260.00	02/22/20	263,389

UNITED STATES — 0.0%
February 2020 Puts on NDX*	22	645,573	7,725.00	02/22/20	402,820

Total Purchased Options					$ 1,712,287

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

WRITTEN OPTIONS — (0.1)%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Fair Value
Call Options

UNITED STATES — (0.1)%
December 2019, EUR Call USD Put*	$ (111,850,000)	$ (243,908)	$ 1.20	12/21/19	$ (8,961)
February 2020 Calls on NDX*	(22)	$ (628,906)	$100.00	02/22/20	(676,940)

					$ (685,901)

Put Option

EUROPEAN CURRENCY UNION — 0.0%
February 2020 Puts on SX5E*	(1,691)	(742,542)	3,075.00	02/22/20	(294,212)

Total Written Options					$ (980,112)

*	Non-income producing security.
^	Represents amortized cost.
‡	There is currently no rate available.
(1)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On October 31, 2019, the value of these securities amounted $7,865,932 and represented 0.6% of net assets.

(2)	Refer to table below for details on Options Contracts.

Open forward foreign currency contracts held by the Fund at October 31, 2019 are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	12/20/19	USD	9,000,000	KRW	10,494,000,000	$(23,789)
Morgan Stanley	12/20/19	KRW	26,994,375,000	USD	22,500,000	(590,071)

						$(613,860)

Open OTC swap agreements held by the Fund at October 31, 2019 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments / Receipts	Net Unrealized Appreciation/ (Depreciation)
MORGAN STANLEY	MS CHIEU BASKET SWAP**	Total Return	USD 1D FUNDS FED + 60 BPS	At Maturity	09/23/21	$(14,116,817)	$(670,734)	$-	$(670,734)
MORGAN STANLEY	MS CHIJP BASKET SWAP**	Total Return	USD 1D FUNDS FED + 95 BPS	At Maturity	06/04/20	$(7,046,231)	$(169,598)	$-	$(169,598)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments / Receipts	Net Unrealized Appreciation/ (Depreciation)
MORGAN STANLEY	MS CHIOS 1 BASKET INDEX**	Total Return	USD 1D FUNDS FED + 45 BPS	At Maturity	10/04/21	$(14,252,853)	$315,830	$-	$315,830
GOLDMAN SACHS	GS CHIUS 1 BASKET INDEX**	Total Return	USD 1D FUNDS FED + 71 BPS	At Maturity	09/27/22	$(84,597,594)	$959,678	$-	$959,678

						$(120,013,495)	$435,176	$-	$435,176

** The following table represents the individual common stock exposure comprising the Morgan Stanley and Goldman Sachs Equity Basket Swaps at October 31, 2019.

Shares	Description	Notional Amount	Unrealized (Depreciation)	Fair Value	Percentage of Basket
MSCHIEU Index
19,861	Masmovil Ibercom SA	$(623,118)	$(29,606)	$(29,606)	4.41%
2,497	Galapagos NV	(623,011)	(29,601)	(29,601)	4.41
10,727	FUCHS PETROLUB SE	(621,745)	(29,541)	(29,541)	4.40
44,897	Great Portland Estates PLC	(621,463)	(29,528)	(29,528)	4.40
4,765	GRENKE AG	(612,146)	(29,085)	(29,085)	4.34
37,398	BillerudKorsnas AB	(610,012)	(28,984)	(28,984)	4.32
33,275	St James’s Place PLC	(608,778)	(28,925)	(28,925)	4.31
10,854	Umicore SA	(607,578)	(28,868)	(28,868)	4.30
8,566	Kingspan Group PLC	(602,626)	(28,633)	(28,633)	4.27
4,022	SOITEC	(600,831)	(28,547)	(28,547)	4.26
24,724	Ocado Group PLC	(577,485)	(27,438)	(27,438)	4.09
137,053	BCA Marketplace PLC	(568,454)	(27,009)	(27,009)	4.03
36,966	FinecoBank Banca Fineco SpA	(565,340)	(26,861)	(26,861)	4.00
39,128	Freni Brembo SpA	(564,928)	(26,841)	(26,841)	4.00
28,914	thyssenkrupp AG	(560,187)	(26,616)	(26,616)	3.97
4,199	DSV PANALPINA A/S	(553,175)	(26,283)	(26,283)	3.92
56,549	Entertainment One Ltd	(553,080)	(26,279)	(26,279)	3.92
5,002	Takeaw ay.com NV	(552,880)	(26,269)	(26,269)	3.92
15,890	JM AB	(552,379)	(26,245)	(26,245)	3.91
21,541	Weir Group PLC/The	(509,758)	(24,220)	(24,220)	3.61
48,793	Husqvarna AB	(507,195)	(24,098)	(24,098)	3.59
27,148	Siemens Gamesa Renew able Energy SA	(506,646)	(24,072)	(24,072)	3.59
9,382	Yara International ASA	(496,032)	(23,568)	(23,568)	3.51
12,739	Interpump Group SpA	(473,750)	(22,510)	(22,510)	3.36
16,537	TechnipFMC PLC	(444,220)	(21,107)	(21,107)	3.16

		(14,116,817)	(670,734)	(670,734)	100.00

Shares	Description	Notional Amount	Unrealized (Depreciation)	Fair Value	Percentage of Basket
MSCHIJ P Index
27,133	Ry ohin Keikaku Co Ltd	$(249,016)	$(5,994)	$(5,994)	3.53%
25,430	Taiy o Nippon Sans o Corp	(245,611)	(5,912)	(5,912)	3.49
11,951	Japan Airport Terminal Co Ltd	(243,794)	(5,868)	(5,868)	3.46
17,107	Makita Corp	(238,585)	(5,743)	(5,743)	3.39
8,298	SCREEN Holdings Co Ltd	(238,362)	(5,737)	(5,737)	3.38
19,044	MonotaRO Co Ltd	(238,206)	(5,733)	(5,733)	3.38
388,207	Orient Corp	(233,605)	(5,623)	(5,623)	3.32
14,345	SHO-BOND Holdings Co Ltd	(229,098)	(5,514)	(5,514)	3.25
23,775	Sos ei Group Corp	(228,993)	(5,512)	(5,512)	3.25
522,651	SJM Holdings Ltd	(228,903)	(5,510)	(5,510)	3.25
14,271	Y as kaw a Electric Corp	(225,760)	(5,434)	(5,434)	3.20

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

Shares	Description	Notional Amount	Unrealized (Depreciation)	Fair Value	Percentage of Basket
MSCHIJ P Index (continued)
42,660	Seven Group Holdings Ltd	$(225,274)	$(5,422)	$(5,422)	3.20%
21,668	MISUMI Group Inc	(225,022)	(5,416)	(5,416)	3.19
1,244	SMC Corp/Japan	(222,149)	(5,347)	(5,347)	3.15
54,626	Mineral Res ources Ltd	(219,882)	(5,292)	(5,292)	3.12
16,361	Terumo Corp	(219,819)	(5,291)	(5,291)	3.12
16,547	Nabtes co Corp	(219,178)	(5,275)	(5,275)	3.11
17,651	Fuji Oil Holdings Inc	(217,780)	(5,243)	(5,243)	3.09
21,856	Trus co Nakay ama Corp	(217,707)	(5,241)	(5,241)	3.09
2,557	Cos mos Pharmaceutical Corp	(216,097)	(5,202)	(5,202)	3.07
9,808	Daifuku Co Ltd	(215,665)	(5,192)	(5,192)	3.06
6,354	Shis eido Co Ltd	(215,652)	(5,192)	(5,192)	3.06
2,945	Kos e Corp	(215,113)	(5,179)	(5,179)	3.05
20,545	SG Holdings Co Ltd	(209,086)	(5,034)	(5,034)	2.97
6,778	Kus uri no Aoki Holdings Co Ltd	(207,532)	(4,996)	(4,996)	2.95
13,741	LINE Corp	(207,497)	(4,995)	(4,995)	2.94
87,924	MTR Corp Ltd	(206,290)	(4,966)	(4,966)	2.93
31,399	Pan Pacific International Holdings Corp	(202,849)	(4,882)	(4,882)	2.88
382,653	Nine Entertainment Co Holdings Ltd	(198,190)	(4,769)	(4,769)	2.81
21,180	Mercari Inc	(196,470)	(4,727)	(4,727)	2.79
39,496	Treas ury Wine Es tates Ltd	(195,336)	(4,699)	(4,699)	2.77
161,561	Fletcher Building Ltd	(193,710)	(4,658)	(4,658)	2.75

		(7,046,231)	(169,598)	(169,598)	100.00

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
MSCHIOS 1 Index
46,380	Baker Hughes Co	$(1,448,991)	$32,108	$32,108	10.15%
49,268	TechnipFMC PLC	(1,419,101)	31,446	31,446	9.95
38,180	National Oilw ell V arco Inc	(1,260,810)	27,938	27,938	8.85
20,952	Helmerich & Pay ne Inc	(1,147,038)	25,417	25,417	8.05
36,514	Halliburton Co	(1,026,151)	22,739	22,739	7.20
81,602	Patters on-UTI Energy Inc	(991,164)	21,963	21,963	6.95
136,172	Trans ocean Ltd	(944,284)	20,924	20,924	6.63
324,986	Nabors Indus tries Ltd	(877,723)	19,450	19,450	6.16
13,623	Core Laboratories NV	(875,873)	19,409	19,409	6.15
12,634	Dril-Quip Inc	(756,585)	16,765	16,765	5.31
69,318	V alaris plc	(415,919)	9,216	9,216	2.92
20,004	Oceaneering International Inc	(413,525)	9,163	9,163	2.90
9,122	Apergy Corp	(335,193)	7,428	7,428	2.35
26,812	ProPetro Holding Corp	(303,356)	6,722	6,722	2.13
23,889	Helix Energy Solutions Group Inc	(299,580)	6,638	6,638	2.10
48,312	RPC Inc	(291,996)	6,470	6,470	2.05
13,988	Oil States International Inc	(291,408)	6,457	6,457	2.04
6,073	Cactus Inc	(263,496)	5,839	5,839	1.85
18,945	Liberty Oilfield Services Inc	(254,727)	5,645	5,645	1.79
36,634	US Silica Holdings Inc	(238,529)	5,286	5,286	1.67
95,746	Noble Corp plc	(171,928)	3,810	3,810	1.21
23,406	Nex Tier Oilfield Solutions Inc	(147,618)	3,271	3,271	1.04
133,330	Superior Energy Services Inc	(77,858)	1,726	1,726	0.55

		(14,252,853)	315,830	315,830	100.00

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
GSCHIUS1 Index
15,005	Seattle Genetics Inc	$(1,229,041)	$13,942	$13,942	1.45%
30,400	Deciphera Pharmaceuticals Inc	(1,028,005)	11,662	11,662	1.22
132,365	ArQule Inc	(1,020,588)	11,578	11,578	1.21

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
GSCHIUS1 Index (continued)
29,829	Avanos Medical Inc	$(1,001,872)	$11,365	$11,365	1.18%
17,519	Varonis Systems Inc	(955,971)	10,845	10,845	1.13
34,857	Fastenal Co	(955,420)	10,838	10,838	1.13
42,452	Nutanix Inc	(946,029)	10,732	10,732	1.12
10,211	Wynn Resorts Ltd	(944,927)	10,719	10,719	1.12
13,122	CarMax Inc	(932,400)	10,577	10,577	1.10
81,001	Upw ork Inc	(929,104)	10,540	10,540	1.10
77,659	Graphic Packaging Holding Co	(927,491)	10,521	10,521	1.10
3,216	Boston Beer Co Inc/The	(918,433)	10,419	10,419	1.09
28,186	Brooks Automation Inc	(912,939)	10,356	10,356	1.08
101,143	Mueller Water Products Inc	(902,502)	10,238	10,238	1.07
16,356	SJW Group	(902,489)	10,238	10,238	1.07
4,102	Netflix Inc	(899,132)	10,200	10,200	1.06
9,026	Churchill Dow ns Inc	(894,811)	10,151	10,151	1.06
22,386	Freshpet Inc	(892,220)	10,121	10,121	1.05
67,143	Evoqua Water Technologies Corp	(889,461)	10,090	10,090	1.05
28,496	PTC Therapeutics Inc	(888,643)	10,081	10,081	1.05
7,652	Cabot Microelectronics Corp	(881,907)	10,004	10,004	1.04
18,478	Envestnet Inc	(880,626)	9,990	9,990	1.04
33,161	Hilton Grand Vacations Inc	(878,332)	9,964	9,964	1.04
13,645	Addus HomeCare Corp	(876,321)	9,941	9,941	1.04
56,573	Callaw ay Golf Co	(872,402)	9,897	9,897	1.03
9,729	JB Hunt Transport Services Inc	(872,276)	9,895	9,895	1.03
56,402	Harsco Corp	(871,915)	9,891	9,891	1.03
12,755	Aptiv PLC	(871,108)	9,882	9,882	1.03
10,462	Okta Inc	(870,255)	9,872	9,872	1.03
7,750	Roku Inc	(870,033)	9,870	9,870	1.03
63,569	2U Inc	(869,022)	9,858	9,858	1.03
40,544	Pattern Energy Group Inc	(866,714)	9,832	9,832	1.02
15,407	Cubic Corp	(866,458)	9,829	9,829	1.02
17,757	Ollie’s Bargain Outlet Holdings Inc	(865,088)	9,814	9,814	1.02
30,823	StoneCo Ltd	(864,830)	9,811	9,811	1.02
14,707	MGE Energy Inc	(864,105)	9,802	9,802	1.02
53,494	Wendy’s Co/The	(864,087)	9,802	9,802	1.02
30,185	Upland Softw are Inc	(862,813)	9,788	9,788	1.02
57,097	Trinity Industries Inc	(861,322)	9,771	9,771	1.02
18,939	SkyWest Inc	(860,132)	9,757	9,757	1.02
20,867	Wyndham Hotels & Resorts Inc	(858,892)	9,743	9,743	1.02
10,143	Ascendis Pharma A/S	(855,400)	9,704	9,704	1.01
11,803	Chesapeake Utilities Corp	(853,349)	9,680	9,680	1.01
13,459	Sarepta Therapeutics Inc	(852,571)	9,672	9,672	1.01
23,194	Avista Corp	(849,600)	9,638	9,638	1.00
12,840	Alnylam Pharmaceuticals Inc	(849,397)	9,636	9,636	1.00
49,226	National Oilw ell Varco Inc	(849,207)	9,633	9,633	1.00
19,663	Compass Minerals International Inc	(846,975)	9,608	9,608	1.00
53,315	Wright Medical Group NV	(845,744)	9,594	9,594	1.00
7,158	Sanderson Farms Inc	(845,117)	9,587	9,587	1.00
34,371	South Jersey Industries Inc	(843,013)	9,563	9,563	1.00
12,830	PerkinElmer Inc	(841,103)	9,542	9,542	0.99
15,860	Everbridge Inc	(840,769)	9,538	9,538	0.99
60,918	Pluralsight Inc	(839,982)	9,529	9,529	0.99
69,802	WillScot Corp	(838,977)	9,517	9,517	0.99
8,775	Five Below Inc	(837,269)	9,498	9,498	0.99
27,785	Smartsheet Inc	(834,897)	9,471	9,471	0.99
17,480	US Ecology Inc	(829,597)	9,411	9,411	0.98
27,673	ProAssurance Corp	(827,732)	9,390	9,390	0.98
28,622.00	Argan Inc	(826,213)	9,373	9,373	0.98
30,788.00	Boot Barn Holdings Inc	(822,992)	9,336	9,336	0.97
14,871.00	NorthWestern Corp	(822,477)	9,330	9,330	0.97
549,774.00	Northern Oil and Gas Inc	(821,800)	9,323	9,323	0.97
5,364.00	Trade Desk Inc/The	(821,445)	9,319	9,319	0.97

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
GSCHIUS1 Index (continued)
8,425.00	MongoDB Inc	$(820,966)	$9,313	$9,313	0.97%
21,406.00	Rapid7 Inc	(817,735)	9,276	9,276	0.97
13,652.00	LGI Homes Inc	(817,111)	9,269	9,269	0.97
17,543.00	Fox Factory Holding Corp	(815,328)	9,249	9,249	0.96
9,201.00	United Parcel Service Inc	(808,166)	9,168	9,168	0.96
2,027.00	MercadoLibre Inc	(806,215)	9,146	9,146	0.95
18,188.00	Integra LifeSciences Holdings Corp	(805,356)	9,136	9,136	0.95
19,007.00	Five9 Inc	(804,657)	9,128	9,128	0.95
56,719.00	Insmed Inc	(804,144)	9,122	9,122	0.95
11,613.00	Columbia Sportsw ear Co	(801,086)	9,088	9,088	0.95
52,808.00	Dropbox Inc	(798,232)	9,055	9,055	0.94
142,013.00	Brookdale Senior Living Inc	(796,052)	9,030	9,030	0.94
22,646.00	Floor & Decor Holdings Inc	(791,530)	8,979	8,979	0.94
8,580.00	Haemonetics Corp	(790,003)	8,962	8,962	0.93
7,127.00	Insulet Corp	(789,875)	8,960	8,960	0.93
6,348.00	Workday Inc	(785,067)	8,906	8,906	0.93
15,578.00	Premium Brands Holdings Corp	(784,306)	8,897	8,897	0.93
34,415.00	Sea Ltd	(781,101)	8,861	8,861	0.92
14,656.00	ONEOK Inc	(780,519)	8,854	8,854	0.92
120,723.00	First Quantum Minerals Ltd	(778,555)	8,832	8,832	0.92
22,828.00	Appian Corp	(777,174)	8,816	8,816	0.92
53,962.00	Kratos Defense & Security Solutions Inc	(776,991)	8,814	8,814	0.92
46,293.00	Focus Financial Partners Inc	(772,483)	8,763	8,763	0.91
70,511.00	Zuora Inc	(766,299)	8,693	8,693	0.91
64,194.00	Sunrun Inc	(760,802)	8,631	8,631	0.90
14,044.00	Avalara Inc	(760,458)	8,627	8,627	0.90
63,862.00	Laureate Education Inc	(752,727)	8,539	8,539	0.89
15,268.00	Edison International	(732,418)	8,309	8,309	0.87
21,585.00	Zscaler Inc	(723,991)	8,213	8,213	0.86
9,722.00	Tw ilio Inc	(715,944)	8,122	8,122	0.85
10,680.00	Exact Sciences Corp	(708,625)	8,039	8,039	0.84
154,672.00	Century Aluminum Co	(687,712)	7,801	7,801	0.81
15,863.00	Bandw idth Inc	(679,299)	7,706	7,706	0.80
23,384.00	Pagseguro Digital Ltd	(661,279)	7,502	7,502	0.78
9,414.00	Alteryx Inc	(656,933)	7,452	7,452	0.78
40,428.00	Enphase Energy Inc	(599,075)	6,796	6,796	0.71
221,224.00	Centennial Resource Development Inc/DE	(573,638)	6,506	6,506	0.67

		(84,597,594)	959,678	959,678	100.00

Open centrally cleared swap agreements held by the Fund at October 31, 2019 are as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Protection	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Depreciation
CDX EM Index	Buy	1.00%	Quarterly	06/20/24	$18,750,000	$ 734,876	$ 812,360	$(77,484)
CDX HY Index	Buy	5.00%	Quarterly	06/20/24	52,750,000	(4,196,181)	(2,802,244)	(1,393,937)

					$71,500,000	$(3,461,305)	$(1,989,884)	$(1,471,421)

ADR — American Depositary Receipt

Cl — Class

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

The tables below sets forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2019:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$22,340,603	$—	$—	$22,340,603
Brazil	14,740,590	—	—	14,740,590
Canada	52,619,225	—	—	52,619,225
China	11,275,433	—	—	11,275,433
Denmark	13,637,181	—	—	13,637,181
France	40,647,228	—	—	40,647,228
Germany	26,241,357	—	—	26,241,357
India	16,211,942	—	—	16,211,942
Indonesia	14,694,218	—	—	14,694,218
Japan	24,468,254	—	—	24,468,254
Peru	4,146,811	—	—	4,146,811
Russia	35,348,105	—	—	35,348,105
South Korea	36,050,106	—	—	36,050,106
Switzerland	27,870,317	—	—	27,870,317
United Kingdom	15,604,706	—	—	15,604,706
United States	403,140,314	—	—	403,140,314

Total Common Stock	759,036,390	—	—	759,036,390

U.S. Treasury Obligations	—	510,501,668	—	510,501,668

Preferred Stock
Germany	2,821,168	—	—	2,821,168
United States	14,837,374	—	—	14,837,374

Total Preferred Stock	17,658,542	—	—	17,658,542

Total Investments in Securities	776,694,932	510,501,668	—	1,287,196,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2019

Other Financial Instrumentas	Level 1	Level 2	Level 3	Total
Purchased Options	$1,712,287	$—	$—	$1,712,287
Written Options	(980,112)	—	—	(980,112)
Forward Contracts‡
Unrealized Depreciation	—	(613,860)	—	(613,860)
OTC Swaps‡
Total Return Swaps
Unrealized Appreciation	—	435,176	—	435,176
Centrally Cleared
Swaps‡
Credit Default Swaps
Unrealized Depreciation	—	(1,471,421)	—	(1,471,421)

Total Other Financial Instruments	$732,175	$(1,650,105)	$—	$(917,930)

‡ Forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designed as “—“ are either $0 or have been rounded to $0.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2019

ASSET WEIGHTINGS (Unaudited)
	% of Net Assets*	Fair Value
Common Stock	89.9%	$10,342,310
Exchange Traded Fund	3.3	373,985

Total Investments	93.2	10,716,295
Cash Pledged as Collateral for Futures and Swap Contracts	0.3	40,000
Total Other Assets and Liabilities	6.5	749,157

Net Assets	100.0%	$11,505,452

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $11,505,452)
COMMON STOCK — 89.9%

	Shares	Fair Value
AUSTRALIA — 1.2%
Aristocrat Leisure	6,231	$135,819

BRAZIL — 1.2%
Arco Platform, Cl A*	3,400	141,100

CAMBODIA — 1.4%
NagaCorp	86,000	156,724

CHINA — 2.3%
CSPC Pharmaceutical Group	104,000	267,434

FRANCE — 3.1%
Faurecia	5,700	265,604
Ubisoft Entertainment*	1,627	96,065

		361,669

GERMANY — 8.3%
Covestro(1)	6,300	302,486
KION Group	4,100	272,443
Siltronic	3,950	375,431

		950,360

INDONESIA — 1.6%
Bank Tabungan Negara Persero	1,385,300	183,562

ITALY — 1.1%
Nexi* (1)	12,006	124,155

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Fair Value
JAPAN — 14.1%
Japan Airlines	5,900	$184,337
Kanamoto	9,100	245,723
Mitsubishi Heavy Industries	4,200	171,204
Sankyu	3,300	169,294
Seino Holdings	16,500	213,450
Shizuoka Bank	24,400	187,988
Showa Denko	7,200	205,019
TS Tech	7,600	247,023

		1,624,038

NETHERLANDS — 3.6%
ASM International	1,600	160,710
Signify(1)	8,800	257,536

		418,246

PORTUGAL — 2.3%
NOS SGPS	43,900	260,721

RUSSIA — 2.2%
PhosAgro PJSC GDR	19,679	247,562

SOUTH KOREA — 5.6%
Hana Financial Group	3,700	107,173
KT ADR	20,500	230,215
Lotte Chemical	1,590	310,224

		647,612

SPAIN — 1.6%
Mediaset Espana Comunicacion	31,000	189,467

TAIWAN — 1.6%
Silicon Motion Technology ADR	4,350	182,917

UNITED KINGDOM — 3.3%
Dialog Semiconductor*	2,800	125,569
Rightmove	33,320	258,363

		383,932

UNITED STATES — 35.4%
AllianceBernstein Holding(2)	4,933	144,833
Assetmark Financial Holdings*	3,800	104,272
Bio-Techne	767	159,667
Cirrus Logic*	1,400	95,144
Delek US Holdings	9,650	385,517
Gaming and Leisure Properties†	5,600	226,016

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Fair Value
UNITED STATES — (continued)
HD Supply Holdings*	3,835	$151,636
Hess Midstream Partners(2)	12,377	263,754
HollyFrontier	1,937	106,419
Huntington Ingalls Industries	383	86,428
ITT	3,483	207,064
Lazard, Cl A (2)	5,303	197,961
Post Holdings*	2,078	213,826
Schneider National, Cl B	8,500	194,395
Take-Two Interactive Software*	1,000	120,350
TC PipeLines(2)	8,450	334,789
TreeHouse Foods*	3,800	205,276
Under Armour, Cl A*	9,383	193,759
VEREIT†	22,600	222,384
VICI Properties†	9,700	228,435
Voya Financial	4,171	225,067

		4,066,992

TOTAL COMMON STOCK (Cost $9,868,811)		$10,342,310

EXCHANGE TRADED FUND — 3.3%

	Shares	Fair Value
UNITED STATES — 3.3%
VanEck Vectors Junior Gold Miners ETF	9,538	$373,985

TOTAL EXCHANGE TRADED FUND (Cost $319,788)		$373,985

TOTAL INVESTMENTS — 93.2% (Cost $10,188,599)		$10,716,295

*	Non-income producing security.

†	Real Estate Investment Trust.

(1)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On October 31, 2019, the value of these securities amounted $684,177 and represented 5.9% of net assets.

(2)	Security considered Master Limited Partnership. At October 31, 2019, these securities amounted to $941,337 or 8.2% of net assets.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2019

Cl — Class

ETF — Exchange-traded Fund

GDR — Global Depositary Receipt

PJSC — Public Joint Stock Company

Open OTC swap agreements held by the Fund at October 31, 2019 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Appreciation
Morgan Stanley	United Micro	Libor 1 Month + 100 BPS	Total Return	At Maturity	01/13/21	$213,964	$35,902	$-	$35,902

						$213,964	$35,902	$-	$35,902

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2019:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$135,819	$—	$—	$135,819
Brazil	141,100	—	—	141,100
Cambodia	156,724	—	—	156,724
China	267,434	—	—	267,434
France	361,669	—	—	361,669
Germany	950,360	—	—	950,360
Indonesia	183,562	—	—	183,562
Italy	124,155	—	—	124,155
Japan	1,624,038	—	—	1,624,038
Netherlands	418,246	—	—	418,246
Portugal	260,721	—	—	260,721
Russia	247,562	—	—	247,562
South Korea	647,612	—	—	647,612
Spain	189,467	—	—	189,467
Taiwan	182,917	—	—	182,917
United Kingdom	383,932	—	—	383,932
United States	4,066,992	—	—	4,066,992

Total Common Stock	10,342,310	—	—	10,342,310

Exchange Traded Fund	373,985	—	—	373,985

Total Investments in Securities	$10,716,295	$—	$—	$10,716,295

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2019

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Swaps‡
Total Return Swaps
Unrealized Appreciation	$—	$35,902	$—	$35,902

Total Other Financial Instruments	$—	$35,902	$—	$35,902

‡ Swap contracts are valued at the unrealized appreciation on the instrument.

Amounts designed as “—“ are either $0 or have been rounded to $0.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES
Assets:
Investments, at Fair Value (Cost $1,246,420,251 and $10,188,599)	$1,287,196,600	$10,716,295
OTC Swap Contracts, at Fair Value	1,275,508	35,902
Options Purchased, at Fair Value (Cost $3,694,042 and $–)	1,712,287	—
Cash	69,828,504	643,656
Receivable for Investments Sold	14,007,061	64,184
Cash Pledged as Collateral for Options	5,560,000	—
Dividend and Interest Receivable	5,019,987	36,030
Cash Pledged as Collateral for Swap Contracts	2,372,180	40,000
Cash Pledged as Collateral for Futures Contracts	60,000	—
Receivable for Capital Shares Sold	1,328,909	—
Reclaim Receivable	441,835	7,910
Receivable for Variation Margin	143,343	—
Unrealized Appreciation on Foreign Spot Currency Contracts	192	144
Prepaid Expenses	4,289	12,405

Total Assets	$1,388,950,695	$11,556,526

Liabilities:
Payable for Investment Securities Purchased	$3,733,235	$24,948
Payable Due to Adviser	1,123,813	1,254
Payable for Capital Shares Redeemed	1,065,696	—
Written Options, at Fair Value (Premiums Received $1,615,356 and $–)	980,112	—
OTC Swap Contracts, at Fair Value	840,332	—
Unrealized Depreciation on Forward Foreign Currency Contracts	613,860	—
Payable Due to Administrator	85,724	678
Chief Compliance Officer Fees Payable	2,971	23
Payable Due to Trustees	67	1
Other Accrued Expenses and Other Payables	248,841	24,170

Total Liabilities	$8,694,651	$51,074

Net Assets	$1,380,256,044	$11,505,452

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES (concluded)
Net Assets Consist of:
Paid-in Capital	$1,444,664,954	$10,933,807
Total Distributable Earnings/(Loss)	(64,408,910)	571,645

Net Assets	$1,380,256,044	$11,505,452

Class I Shares:
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	118,697,600	1,055,631

Net Asset Value, Offering and Redemption Price Per Share	$11.63	$10.90

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF OPERATIONS
Investment Income:
Dividends	$23,760,109	$276,131
Interest	16,883,193	9,503
Less: Foreign Taxes Withheld	(1,226,532)	(19,876)

Total Investment Income	39,416,770	265,758

Expenses:
Investment Advisory Fees	15,509,854	97,154
Administration Fees	1,153,401	7,646
Trustees’ Fees	22,860	146
Chief Compliance Officer Fees	7,082	665
Transfer Agent Fees	875,569	47,269
Professional Fees	129,056	25,716
Custodian Fees	108,081	18,073
Printing Fees	87,031	6,209
Registration and Filing Fees	81,389	15,842
Pricing Fees	6,596	2,328
Other Expenses	51,092	1,112

Total Expenses	18,032,011	222,160

Less:
Investment Advisory Fee Waiver	—	(92,619)

Net Expenses	18,032,011	129,541

Net Investment Income	21,384,759	136,217

Net Realized Gain/(Loss) on:
Investments	(57,794,196)	(49,400)
Options	(4,339,291)	—
Futures Contracts	7,237,590	—
Swap Contracts	(14,503,504)	7,925
Foreign Currency Transactions	(1,093,641)	5,126
Forward Currency Contracts	(1,745,274)	(35,328)

Net Realized Loss	(72,238,316)	(71,677)

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	93,551,688	680,316
Options	(1,346,511)	—
Futures Contracts	(3,308,822)	—
Swap Contracts	(85,771)	35,902
Foreign Currency Translation	7,896	(2,934)
Forward Currency Contracts	(23,051)	—

Net Change in Unrealized Appreciation	88,795,429	713,284

Net Realized and Unrealized Gain on Investments, Options, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	16,557,113	641,607

Net Increase in Net Assets Resulting from Operations	$37,941,872	$777,824

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018

Operations:
Net Investment Income	$21,384,759	$30,028,798
Net Realized Loss on Investments, Options, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(72,238,316)	(47,961,633)
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Options, Futures Contracts and Swap Contracts	88,810,584	(143,966,979)
Net Change in Unrealized Depreciation on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(15,155)	(414,106)

Net Increase/(Decrease) in Net Assets Resulting from Operations	37,941,872	(162,313,920)

Distributions	(17,704,694)	(18,744,424)

Return of Capital	(2,427,613)	(950,228)

Capital Share Transactions:
Issued	409,080,033	1,393,735,346
Reinvestment of Dividends	14,395,655	13,300,392
Redeemed	(1,225,881,036)	(425,805,291)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(802,405,348)	981,230,447

Total Increase/(Decrease) in Net Assets	(784,595,783)	799,221,875

Net Assets:
Beginning of Year	2,164,851,827	1,365,629,952

End of Year	$1,380,256,044	$2,164,851,827

Share Transactions:
Issued	35,987,363	111,762,307
Reinvestment of Distributions	1,262,394	1,080,405
Redeemed	(108,393,640)	(35,061,300)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(71,143,883)	77,781,412

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018

Operations:
Net Investment Income	$136,217	$56,017
Net Realized Gain/(Loss) on Investments, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(71,677)	180,378
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Swap Contracts	716,218	(283,752)
Net Change in Unrealized Appreciation (Depreciation) on Investments in, Swap Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(2,934)	3,040

Net Increase/(Decrease) in Net Assets Resulting from Operations	777,824	(44,317)

Distributions	(283,328)	(568)

Capital Share Transactions:
Issued	3,531,887	8,585,766
Reinvestment of Dividends	283,328	568
Redeemed	(2,258,320)	(3,619,765)

Net Increase in Net Assets from Capital Share Transactions	1,556,895	4,966,569

Total Increase in Net Assets	2,051,391	4,921,684

Net Assets:
Beginning of Period	9,454,061	4,532,377

End of Period	$11,505,452	$9,454,061

Share Transactions:
Issued	338,439	791,149
Reinvestment of Distributions	29,817	54
Redeemed	(219,603)	(323,647)

Net Increase in Shares Outstanding from Share Transactions	148,653	467,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

Class I Shares

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017		Period Ended October 31, 2016*
Net Asset Value, Beginning of Year/Period	$11.40	$12.19	$10.40		$10.00

Income from Investment Operations:
Net Investment Income**	0.15	0.18	0.11		0.11
Net Realized and Unrealized Gain (Loss)	0.23	(0.86)	1.76		0.34

Total from Investment Operations	0.38	(0.68)	1.87		0.45

Dividends and Distributions:
Net Investment Income	(0.13)	(0.11)	(0.08)		(0.05)

Return of Capital	(0.02)	(0.00)^	(0.00)^		(0.00)

Total Dividends and Distributions	(0.15)	(0.11)	(0.08)		(0.05)

Net Asset Value, End of Year/Period	$11.63	$11.40	$12.19		$10.40

Total Return	3.36%	(5.62)%	18.01%	‡	4.47%†‡

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,380,256	$2,164,852	$1,365,630		$161,103
Ratio of Expenses to Average Net Assets	1.10%	1.12%#	1.13%		1.15%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.10%	1.10%	1.15%		1.69%††
Ratio of Net Investment Income to Average Net Assets	1.31%	1.48%	0.95%		1.19%††
Portfolio Turnover Rate	161%	145%	161%		187%†

*	Commenced operations on November 30, 2015.
**	Per share calculations were performed using average shares for the period.
^	Includes a return of capital of less than $(0.01) per share.
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

#	Ratio includes previously waived investment advisory fees recovered.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

		Class I Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017*
Net Asset Value, Beginning of Year/Period	$10.42	$10.31	$10.00

Income from Investment Operations:
Net Investment Income (Loss)**	0.13	0.07	(0.00)^
Net Realized and Unrealized Gain	0.62	0.04	0.31

Total from Investment Operations	0.75	0.11	0.31

Dividends and Distributions:
Net Investment Income	(0.07)	(0.00)^	–

Capital Gains	(0.20)	–	–

Total Dividends and Distributions	(0.27)	(0.00)^	–

Net Asset Value, End of Year/Period	$10.90	$10.42	$10.31

Total Return‡	7.65%	1.08%	3.10%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$11,505	$9,454	$4,532
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.06%	2.81%	9.86%††
Ratio of Net Investment Income to Average Net Assets	1.26%	0.64%	(0.49)%††
Portfolio Turnover Rate	100%	171%	4%†

*	Commenced operations on October 2, 2017.
**	Per share calculations were performed using average shares for the period.
†	Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Return does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

^	Value is less than $(0.01) per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Chiron Capital Allocation Fund is total return. Total return consists of capital growth and income. The investment objective of the Chiron SMid Opportunities Fund is long-term capital appreciation through a global investment strategy. Both Funds are classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Chiron Capital Allocation Fund commenced operations on November 30, 2015. The Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate their net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

single issuer or to an entire market sector. If Chiron Investment Management, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Funds owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of October 31, 2019.

Futures Contracts — The Funds utilized futures contracts during the year ended October 31, 2019. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The Chiron SMid Opportunities Fund did not hold any futures contracts as of and during the year ended October 31, 2019.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps equity swaps contracts and credit default swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2019, the Funds have entered into total return swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy. As of October 31, 2019, the Chiron Capital Allocation Fund’s swap agreements were with multiple counterparties. As of October 31, 2019, the Chiron SMid Opportunities Fund’s swap agreements were with one counterparty.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Chiron SMid Opportunities Fund did not hold any purchased options contracts as of and during the year ended October 31, 2019.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses —  Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Chiron Capital Allocation Fund distributes substantially all of its net investment income monthly. The Chiron SMid Opportunities Fund distributes substantially all of its net investment income quarterly. For each Fund, any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Credit Derivatives:

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

4. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year. At October 31, 2019, the Chiron SMid Opportunities Fund had only one type of risk exposure, additional can be found on the Schedule of Investments or the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

The fair value of derivative instruments as of October 31, 2019, is as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Chiron Capital Allocation Fund
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	$1,275,508	†	Net Assets — Unrealized depreciation on swap contracts	$840,332	†
	Purchased options contracts , at Value	1,712,287		Written options contracts , at Value	980,112
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	-	†	Net Assets — Unrealized depreciation on swap contracts	1,471,421	†
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	-		Net Assets — Unrealized depreciation on forward foreign currency contracts	613,860

Total		$2,987,795			$3,905,725

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2019, were as follows:

The amount of realized gain/(loss) on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Foreign exchange contracts	$-	$(1,745,274)	$-	$-	$(1,610,038)	$(3,355,312)
Equity contracts	(704,242)	-	(14,780,711)	681,691	(3,410,944)	(18,214,206)
Credit contracts	-	-	277,207	-	-	277,207
Commodity contracts	7,941,832	-	-	-	-	7,941,832
Total	$7,237,590	$(1,745,274)	$(14,503,504)	$681,691	$(5,020,982)	$(13,350,479)

Chiron SMid Opportunities Fund	Forward Foreign Currency Contracts	Swap Contracts	Total
Interest Rate Contracts	$-	$7,925	$7,925
Foreign exchange contracts	(35,328)	-	(35,328)
Total	$(35,328)	$7,925	$(27,403)

Change in unrealized appreciation/(depreciation) on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Foreign exchange contracts	$-	$(23,051)	$-	$-	$-	$(23,051)
Equity contracts	(3,308,822)		1,385,650	(1,981,754)	635,243	$(3,269,683)
Credit contracts	-	-	(1,471,421)	-	-	$(1,471,421)
Total	$(3,308,822)	$(23,051)	$(85,771)	$(1,981,754)	$635,243	$(4,764,155)

Chiron SMid Opportunities Fund	Equity Contracts	Total
Equity Contracts	$35,902	$35,902
Total	$35,902	$35,902

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

The following discloses the volume of the Fund’s forward foreign currency contracts, futures contracts, swap contracts and option contracts activity during the year ended October 31, 2019.

In the Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund, for the year ended October 31, 2019, the average balances of forward foreign currency exchange contracts were as follows:

Chiron Capital Allocation Fund

Average Quarterly Notional Contracts Purchased	$(23,000,000)
Average Quarterly Notional Contracts Sold	$52,059,640

Chiron SMid Opportunities Fund

Average Quarterly Notional Contracts Purchased	$(200,000)
Average Quarterly Notional Contracts Sold	$400,000

In the Chiron Capital Allocation Fund, for the year ended October 31, 2019, the average market value amount of futures contracts was as follows:

Average Quarterly Market Value Balance Long	$46,107,208
Average Quarterly Market Value Balance Short	$–

For the year ended October 31, 2019, the average market value amount of Total Return swap contracts held by the Funds were as follows:

Chiron Capital Allocation Fund

Average Quarterly Market Value Balance Long	$86,001,584
Average Quarterly Market Value Balance Short	$(88,146,141)

Chiron SMid Opportunities Fund

Average Quarterly Market Value Balance Long	$187,621
Average Quarterly Market Value Balance Short	$(161,813)

In the Chiron Capital Allocation Fund, for the year ended October 31, 2019, the average market value amount of Credit Default swap contracts was as follows:

Average Quarterly Market Value Balance Long	$(1,651,526)
Average Quarterly Market Value Balance Short	$–

In the Chiron Capital Allocation Fund, for the year ended October 31, 2019, the average value of purchased and written option contracts held were as follows:

Average Quarterly Market Value Contracts Purchased	$1,082,854
Average Quarterly Market Value Contracts Written	$(737,249)

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

5. Offsetting Assets and Liabilities:

The Chiron Capital Allocation Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of October 31, 2019:

Chiron Capital Allocation Fund
Counterparty	Gross Assets - Recognized in the Statements of Assets and Liabilities	Gross Liabilities - Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Forward Contracts	Forward Contracts

Morgan Stanley	$-	$ (613,860)	$ (613,860)	$ 613,860	$-

	Swap Contracts	Swap Contracts

Morgan Stanley	315,830	(840,332)	(524,502)	524,502	-
Goldman Sachs	959,678	-	959,678	-	959,678

Total	$1,275,508	$ (1,454,192)	$ (178,684)	$ 1,138,362	$959,678

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

Chiron Smid Opportunities Fund
Counterparty	Gross Assets - Recognized in the Statements of Assets and Liabilities	Gross Liabilities - Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Swap Contracts	Swap Contracts

Morgan Stanley	$ 35,902	$ -	$ 35,902	$ -	$ 35,902

Total	$ 35,902	$ -	$ 35,902	$ -	$ 35,902

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

6. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

7. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2019, the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund paid $1,153,401 and $7,646, respectively, for these services.

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The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Atlantic Fund Services, LLC, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

8. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate
Chiron Capital Allocation Fund	0.95%
Chiron SMid Opportunities Fund	0.90%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% until February 28, 2020 for the Chiron SMid Opportunities Fund. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on February 28, 2020 for the Chiron SMid Opportunities Fund.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

The Chiron Capital Allocation Fund has no contractual expense limitation. As of October 31, 2019, fees for the Chiron SMid Opportunities Fund which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $26,860, $142,984 and $92,619, expiring in 2020, 2021 and 2022, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

9. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2019, were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Purchases
U.S. Government	$895,031,682	$—
Other	1,433,975,701	11,160,440
Sales
U.S. Government	$496,535,493	$—
Other	2,425,179,448	9,962,768

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent differences are primarily attributable to reclassification of long term capital gain distributions on Real Estate Investment Trust securities, foreign exchange transactions, investments in master limited partnerships, gain reclassification of sale of PFIC and reclassification of income and expense from swap transactions.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Distributable Earnings (Loss)	Paid-in Capital
Chiron Capital Allocation Fund	$ (39,545)	$39,545

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total
Chiron Capital Allocation Fund
2019	$17,704,694	$—	$2,427,613	$20,132,307
2018	18,744,424	—	950,228	19,694,652
Chiron SMid Opportunities Fund
2019	$233,333	$49,995	$—	$283,328
2018	568	—	—	568

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Undistributed Ordinary Income	$—	$28,169
Undistributed Long-Term Capital Gain	—	—
Capital Loss Carryforwards	(101,104,775)	(22,628)
Other Temporary Differences	(5)	(9)
Unrealized Appreciation	36,695,870	566,113

Total Distributable Earnings/(Accumulated Losses)	$(64,408,910)	$571,645

The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss
Chiron Capital Allocation Fund	$ (101,104,775)	$—
Chiron SMid Opportunities Fund	(22,628)	—

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and investments in partnerships which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Chiron Capital Allocation Fund	$1,248,889,434	$65,853,969	$(29,158,100)	$36,695,870
Chiron SMid Opportunities Fund	10,146,280	1,018,773	(452,657)	566,115

11. Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Asset-Backed Securities Risk (Chiron Capital Allocation Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by

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the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk (Chiron Capital Allocation Fund) — The Fund may invest in loans through assignments or participations. When investing through an assignment, the Fund becomes a lender under the relevant credit agreement and assumes the credit risk of the borrower directly. When investing through a participation, the Fund assumes the credit risk of both the borrower, which must make interest payments to the participation interest seller, and the participation interest seller (typically the lender), which must pass such payments or portions of such payments to the Fund. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Convertible and Preferred Securities Risk (Chiron Capital Allocation Fund) — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade (junk bonds), meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Contingent convertible bonds are typically issued by non-U.S. banks and may be convertible into equity or may be written down if pre-determined triggering events occur, such as a decline in capital thresholds below a specified level occurs. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. The Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

Credit-Linked Notes Risk (Chiron Capital Allocation Fund) — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive

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periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund’s investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Credit Risk (Chiron Capital Allocation Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Depositary Receipt Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. ADRs and GDRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds’ use of futures contracts, forward contracts, options, structured notes and swaps is subject to correlation risk, leverage risk, liquidity risk and market risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk, liquidity risk and market risk are described below. The Funds’ use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment.

Distressed Securities Risk (Chiron Capital Allocation Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in the Fund’s portfolio, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Funds’ securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange Traded Funds Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — When the Funds invest in an Exchange Traded Fund (“ETF”), in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Further, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Funds may be subject to additional or different risks than if the Funds had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. An ETF also may trade at a premium or discount to its NAV, and the difference between an ETF’s trading price and its NAV may be magnified during market disruptions.

Extension Risk (Chiron Capital Allocation Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Risk (Chiron Capital Allocation Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including

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OCTOBER 31, 2019

governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk (Chiron Capital Allocation Fund) — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Growth Style Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds may pursue a “growth style” of investing, meaning that the Funds may invest in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Funds to underperform other funds that use differing investing styles.

High Yield Securities Risk (Chiron Capital Allocation Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Inflation Protected Securities Risk (Chiron Capital Allocation Fund) — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however,

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OCTOBER 31, 2019

interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Initial Public Offerings Risks (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds may invest a portion of their assets in securities of companies offering shares in initial public offerings (“IPOs”). The price of IPO shares may be volatile and may decline shortly after the IPO. IPOs may not be consistently available to the Funds for investing, and IPO shares may underperform relative to the shares of more established companies. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds’ portfolio and may lead to portfolio turnover risk, which is discussed below. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Interest Rate Risk (Chiron Capital Allocation Fund) — The risk that the value of fixed income securities, including U.S. government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Leverage Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that the use of leverage may amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Funds management or performance.

Management Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The value of the Funds may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

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OCTOBER 31, 2019

Mortgage-Backed Securities Risk (Chiron Capital Allocation Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds are subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may result in an increase in the amount of distributions from the Funds taxed as ordinary income, which may limit the tax efficiency of the Funds.

Prepayment Risk (Chiron Capital Allocation Fund) — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Asset-Related Securities Risk (Chiron Capital Allocation Fund) — Real assets include properties, natural resources, commodities and infrastructure assets. Investments by the Fund in companies that operate in real asset sectors or companies that invest in real assets may expose the Fund to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss. The Fund may also invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. During periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

REITs Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Funds’ investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Real Estate Industry Risk (Chiron Capital Allocation Fund) — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with

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OCTOBER 31, 2019

direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Exposure Risk (Chiron Capital Allocation Fund) — The Fund may enter into a derivatives transaction to obtain short investment exposure to the reference asset. If the value of the reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. Gaining short investment exposure through derivatives also subjects the Fund to credit risk, derivatives risk and leverage risk, which are discussed above.

Small and Medium Capitalization Company Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The small and medium capitalization companies that the Funds invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small and medium capitalization companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk (Chiron Capital Allocation Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Value Style Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Funds could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

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OCTOBER 31, 2019

12. Concentration of Shareholders:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders Institutional Shares	% Ownership
Chiron Capital Allocation Fund	4	77%
Chiron SMid Opportunities Fund	2	76%

13. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

14. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modification of certain disclosure and delay the adoption of additional disclosures until the effective date.

15. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2019.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2019

We have served as the auditor of one or more investment companies in Chiron Investment Management LLC since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Chiron Capital Allocation Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,021.00	1.10%	$5.56
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.30	1.10%	$5.56
Chiron SMID Opportunities Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,016.00	1.20%	$6.10
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.16	1.20%	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES2 3

William M. Doran (Born: 1940)	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[2]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

“Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-924-4766. The following chart lists Trustees and Officers as of October 31, 2019.

Other Directorships Held in the Past Five Years[4]

Current Directorships:  Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation During the Past Five Years

INDEPENDENT TRUSTEES (continued)
Jay C. Nadel (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

Other Directorships Held in the Past Five Years

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

Other Directorships Held in the Past Five Years
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

APPROVAL OF INVESTMENTS ADVISORY AGREEMENT

Chiron Capital Allocation Fund

Chiron SMid Opportunities Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 12, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Chiron Capital Allocation Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Chiron Capital Allocation Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Chiron SMid Opportunities Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2019 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2019, the Funds are designating the following items with regard to distributions paid during the year:

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Qualifying Business Income (6)
Chiron Capital Allocation Fund	0.00%	100.00%	100.00%	55.98%	100.00%	0.00%	0.00%	0.00%	0.00%
Chiron S Mid Opportunities Fund	17.65%	82.35%	100.00%	35.54%	71.63%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Chiron Funds

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

Chiron Investment Management LLC

1350 Avenue of the Americas, Suite 700

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHI-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$530,415	None	None	$378,215	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$78,700	None	None	$60,000
(d)	All Other Fees	None	None	$11,800	None	None	$10,000

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$56,231	None	None	$82,560	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $90,500 and $70,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2020

*	Print the name and title of each signing officer under his or her signature.